Virginia 2020 legislative session update March 16, 2020 Exhibit 99

Important note to investors This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Dominion Energy. The statements relate to, among other things, expectations, estimates and projections concerning the business and operations of Dominion Energy. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", “outlook”, "predict", "project", “should”, “strategy”, “target”, "will“, “potential” and similar terms and phrases to identify forward-looking statements in this presentation. As outlined in our SEC filings, factors that could cause actual results to differ include, but are not limited to: unusual weather conditions and their effect on energy sales to customers and energy commodity prices; extreme weather events and other natural disasters; federal, state and local legislative and regulatory developments; changes to federal, state and local environmental laws and regulations, including proposed carbon regulations; cost of environmental compliance; changes in enforcement practices of regulators relating to environmental standards and litigation exposure for remedial activities; capital market conditions, including the availability of credit and the ability to obtain financing on reasonable terms; fluctuations in interest rates; changes in rating agency requirements or credit ratings and their effect on availability and cost of capital; impacts of acquisitions, divestitures, transfers of assets by Dominion Energy to joint ventures, and retirements of assets based on asset portfolio reviews; receipt of approvals for, and timing of, closing dates for acquisitions and divestitures; changes in demand for Dominion Energy’s services; additional competition in Dominion Energy’s industries; changes to regulated rates collected by Dominion Energy; changes in operating, maintenance and construction costs; timing and receipt of regulatory approvals necessary for planned construction or expansion projects and compliance with conditions associated with such regulatory approvals; adverse outcomes in litigation matters or regulatory proceedings; and the inability to complete planned construction projects within time frames initially anticipated. Other risk factors are detailed from time to time in Dominion Energy’s quarterly reports on Form 10-Q and most recent annual report on Form 10-K filed with the Securities and Exchange Commission. The information in this presentation was prepared as of March 16, 2020. Dominion Energy undertakes no obligation to update any forward-looking information statement to reflect developments after the statement is made.

Establishes robust zero-carbon electric generation targets 100% zero-carbon by 2046 via renewable energy portfolio standard (RPS) Provides direction for deployment of wind, solar, and energy storage resources Includes customer protections for reliability Outlines regulatory approval criteria, process and timelines Increases net-metering including an allocation for low-income customers Incentivizes energy efficiency programs Provides options for customers to increase their sustainability Directs Virginia to join the Regional Greenhouse Gas Initiative (RGGI) Overview of select legislation Awaiting Governor review and action

Overview of select legislation (cont’d) Maintains triennial review framework and timing First triennial: 2017 through 2020 performance with 2021 regulatory review Second triennial: 2021 through 2023 performance with 2024 regulatory review Recovery period for unit retirements at Commission discretion Next steps General Assembly adjourned sine die on March 12, 2020 Governor has up to 30 days to review and act on bills passed by General Assembly Company will address legislation in additional detail during Q1 2020 earnings call Awaiting Governor review and action

Offshore wind 5.2GW by 2035 incl. up to 3GW by 2028 Required Target(s) Yes Energy Storage 16.1GW by 2036 incl. 6GW by 2028 Solar & Onshore Wind 2.7GW by 2036 incl. 800MW pumped storage Yes Yes Highlighted emission reduction technologies

Appendix Select bill references Topic Bill number and link Virginia Clean Economy Act SB 851 HB 1526 Regional Greenhouse Gas Initiative (RGGI) SB 1027 HB 981 Period expense treatment HB 528